UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report:  June 24, 2005
               (Date of earliest event reported)


                    COGNITRONICS CORPORATION
     (Exact name of registrant as specified in its charter)


      New York               1-8496           13-1953544
     (State of            (Commission       (IRS employer
   Incorporation)         File Number)    Identification No.)




         3 Corporate Drive, Danbury, CT          06810
    (Address of principal executive offices)  (Zip Code)




                         203 830-3400
                (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2005, the Compensation Committee of the Company approved the renewal of the existing Executive Severance Agreements between the Company and the following: Brain J. Kelley, President and Chief Executive Officer; Garrett Sullivan, Chief Financial Officer; Kenneth
G. Brix, Vice President - Sales; Michael N. Keefe, Vice President - Engineering; and Emmanuel A. Zizzo, Vice President - Operations, until October 16, 2010







                        SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.






                                            COGNITRONICS CORPORATION


Date:  June 28, 2005                        By:  /s/ Garrett Sullivan
                                                ---------------------
                                           Garrett Sullivan, Treasurer
                                           and Chief Financial Officer






                                EXHIBIT INDEX


Exhibits:

Exhibit 10.1 Addendum No. 2 to Executive Severance Agreement between certain officers and Cognitronics Corporation.